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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - June 24, 2003
                                                           -------------



                         NORTH FORK BANCORPORATION, INC.
                         -------------------------------
             (Exact name of Registrant as specified in its charter)




          Delaware                    1-10458                   36-3154608
          --------                    -------                   ----------
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)



        275 Broadhollow Road,   Melville, New York                 11747
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         (Address of principal executive offices)                (Zip Code)




   Registrant's telephone number, including area code:          (631) 844-1004
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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(a)      Financial Statements of the Business Acquired.
         Not Applicable


(b)      Pro Forma Financial Information
         Not Applicable


(c)      Exhibits
         99.1     Press Release dated June 24, 2003


ITEM 9.    Regulation FD Disclosure
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To assist investors, financial analysts and other interested parties in their analysis of North Fork Bancorporation, Inc., management issued a press release attached as Exhibit 99.1 to this Form 8-K . This document contains a discussion regarding our recently announced Balance Sheet restructuring, common share repurchase and the potential impact on our financial condition and results of operations. This document, incorporated herein by reference, is furnished, not filed.

Management also announced that its Board of Directors approved a regular quarterly dividend of $ .27 cents per common share.



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                                    SIGNATURE
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Pursuant to the requirements of the Securities and Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:      June 24, 2003











 NORTH FORK BANCORPORATION, INC.


 By:   /s/  Daniel M. Healy
       -------------------------------
       Daniel M. Healy
       Executive Vice President
       Chief Financial Officer



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